TAXES ON INCOME	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 13:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Measurement of taxable income in U.S. dollars:

The Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income), 1986. Accordingly, results for tax purposes are measured in terms of earnings in dollars.

2.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"):

The Company's production facilities in Israel have been granted the status of an "Approved Enterprise" in accordance with the Investment Law under four separate investment programs. According to the provisions of the Investment Law, the Company has been granted the "Alternative Benefit Plan", under which the main benefits are tax exemptions and reduced tax rates.

Therefore, the Company's income derived from the "Approved Enterprise" will be entitled to a tax exemption for a period of two years and to an additional period of five to eight years of reduced tax rates of 10% - 25% (based on the percentage of foreign ownership). The duration of tax benefits of reduced tax rates is subject to a limitation of the earlier of 12 years from commencement of production, or 14 years from the approval date. The Company utilized tax benefits from the first program in 1998 and has not been eligible for benefits since 2007.

As of December 31, 2018, accumulated deficit included approximately
$540 in tax-exempt income earned by the Company's "Approved Enterprise". The Company's Board of Directors has decided not to declare dividends out of such tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's "Approved Enterprise". Tax-exempt income attributable to the "Approved Enterprise" cannot be distributed to shareholders without subjecting the Company to taxes except upon complete liquidation of the Company. If such retained tax-exempt income is distributed in a manner other than upon the complete liquidation of the Company, it would be taxed at the corporate tax rate between 10% and 25%, applicable to such profits as if the Company had not elected the alternative tax benefits and an income tax liability would be incurred by the Company up to a maximum amount of $180.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the certificate of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest. As of December 31, 2018, management believes that the Company is in compliance with all of the aforementioned conditions.

Income from sources other than the "Approved Enterprise" during the benefit period will be subject to tax at the regular tax rate prevailing at that time.

As of December 31, 2018, there was no taxable income attributable to the Approved Enterprise.

On April 1, 2005, an amendment to the Investment Law came into effect (the "2005 Amendment") that significantly changed the provisions of the Investment Law. The 2005 Amendment limits the scope of enterprises that may be approved by the Investment Center by setting criteria for the approval of a facility as a "Beneficiary Enterprise" including a provision generally requiring that at least 25% of the Beneficiary Enterprise's income will be derived from export. Additionally, the 2005 Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval.

However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval. Therefore, the Company's existing "Approved Enterprises" are generally not subject to the provisions of the 2005 Amendment (see below). As a result of the 2005 Amendment, tax-exempt income generated under the provisions of the Investment Law, as amended, will subject the Company to taxes upon distribution or liquidation and the Company may be required to record a deferred tax liability with respect to such tax-exempt income.

In January 2011, another amendment to the Investment Law came into effect ("the 2011 Amendment"). According to the 2011 Amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire income subject to this amendment (the "Preferred Income"). Once an election is made, the Company's income will be subject to the amended tax rate of 16% from 2015 and thereafter (or 9% a preferred enterprise located in development area A).

The Company does not currently intend to adopt the 2011 Amendment and intends to continue to comply with the Investment Law as in effect prior to enactment of the 2011 Amendment.

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2016 and 2017 Budget Years), 2016 which includes Amendment 73 to the Investment Law ("Amendment 73") was published. According to Amendment 73, a preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2016 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

Amendment 73 also prescribes special tax tracks for technological enterprises, which are subject to regulations that were issued by the Minister of Finance in May 2017. The new tax tracks under Amendment 73 are as follows: Technological Preferred Enterprise ("TPE") - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS
10
billion. A TPE, as defined in the Investment Law, which is located in the center of Israel, will be subject to tax at a rate of
12%
on profits deriving from intellectual property (in development area A - a tax rate of
7.5%).

The Company is still evaluating the potential effect on its financial statements, pending a decision to elect TPE status. Accordingly, the Company did not adjust its deferred tax balances as of December 31, 2018. The Company's position may change in the future.

3.	Tax benefits under the law for the Encouragement of Industry (taxes), 1969 (the "Encouragement Law"):

The Encouragement Law provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, at least 90% of the income of which in a given tax year exclusive of income from specified government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and, as such, is entitled to tax benefits, including: (i) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (ii) the right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial companies and an industrial holding company; (iii) accelerated depreciation rates on equipment and buildings; and (iv)
expenses related to a public offering on the Tel Aviv Stock Exchange and on recognized stock markets outside of Israel, such as Nasdaq, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any governmental authority. No assurance can be given that the Israeli Tax Authorities will agree that the Company qualifies, that the Company will continue to qualify as an industrial company or that the benefits described above will be available to the Company in the future.

4.	Tax rates:

Taxable income of the Company is subject to a corporate tax rate as follows: in 2016 - 25%, in 2017 - 24% and in 2018 - 23%.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

The deferred tax balances as of December 31, 2018 have been calculated based on the revised tax rates.

The effective tax rate payable by a company which is taxed under the Investment Law may be considerably lower (see also a2 above).

b.	U.S. Tax Reform:

In December 2017, the U.S. enacted significant tax reform through the Tax Cut and Jobs Act (“TCJA”). The TCJA enacted significant changes affecting the year ended December 31, 2017, including, but not limited to, (i) reducing the U.S. federal corporate income tax rate to 21%; and (ii) imposing a one-time Transition Tax ("Transition Tax") on certain un-repatriated earnings of foreign subsidiaries of U.S. companies that had not been previously taxed in the U.S.

The TJCA also established new tax provisions affecting 2018, including, but not limited to, (i) creating a new provision designed to tax global intangible low-tax income (“GILTI”); (ii) generally eliminating U.S. federal taxes on dividends from foreign subsidiaries; (3) eliminating the corporate alternative minimum tax (“AMT”); (iv) creating the base erosion anti-abuse tax (“BEAT”); (v) establishing a deduction for foreign derived intangible income ("FDII"); (vi) repealing domestic production activity deduction; and (vii) establishing new limitations on deductible interest expense and certain executive compensation.

ACS 740 requires companies to account for the tax effects of changes in income tax rates and laws in the period in which legislation is enacted (December 22, 2017). ASC 740 does not specifically address accounting and disclosure guidance in connection with the income tax effects of the TCJA.

The deferred tax balances as of December 31, 2017 and 2018 have been calculated based on the revised tax rates.

As of December 31, 2018, the Group has completed the accounting for all the impacts of the TCJA. During 2018, as part of finalizing the analysis, the Company's U.S. subsidiary recorded adjustments that relate to the Transition Tax and GILTI in total amounts of approximately $660 and $520, respectively. However, in the absence of guidance on various uncertainties and ambiguities in the application of certain provisions of the TCJA, the Group will use what it believes are reasonable interpretations and assumptions in applying the TCJA. It is possible that the Internal Revenue Service, as well as state tax authorities, could issue subsequent guidance or take positions on audit that differ from the Group’s interpretations and assumptions, which could have a material adverse effect on the Group’s cash tax liabilities, results of operations, and financial condition. In addition, the TCJA could be subject to potential amendments and technical corrections, any of which could materially lessen or increase certain adverse impacts of the legislation on the Group’s business. The Group will continue to evaluate the effects of the TCJA as federal and state tax authorities issue additional regulations and guidance, and if and when amendments and technical corrections are enacted with respect to the TCJA, they could cause changes to previous estimates and could materially affect the Group’s financial positions and results of operations.

c.	Net operating loss carry-forward:

As of December 31, 2018, the Company has total available carryforward tax losses of approximately
$4,000 which can be carried forward and offset against taxable income in the future for an indefinite period. As of December 31, 2018, the Company recorded a net deferred tax asset of $3,342 in respect of such carry-forward tax losses and other temporary differences.

As of December 31, 2018, the Company's Israeli subsidiaries have total available carryforward tax losses of approximately
$69,200. The net operating losses may be claimed and offset against taxable income in the future for an indefinite period.

The Company's U.S. subsidiary has total available carryforward tax losses of approximately
$62,400
to offset against future U.S. federal taxable gains. These carryforward tax losses expire between 2022 and 2032. As of December 31, 2018, the Company's U.S. subsidiary recorded a deferred tax asset of
$1,008
in respect of such carryforward tax losses.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

d.	Income before taxes on income is comprised as follows:

	Year Ended December 31,
	2016	2017	2018

Domestic	$4,151	$5,948	$10,084
Foreign	3,443	3,692	6,503

	$7,594	$9,640	$16,587

e.	Taxes on income are comprised as follows:

	Year Ended December 31,
	2016	2017	2018

Current taxes	$831	$688	$843
Deferred tax expense (income)	(9,475)	4,922	2,251

	$(8,644)	$5,610	$3,094

Domestic	$(6,576)	$2,979	$1,610
Foreign	(2,068)	2,631	1,484

	$(8,644)	$5,610	$3,094

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group's deferred tax liabilities and assets are as follows:

	December 31,
	2017	2018
Deferred tax assets:
Net operating loss carryforward	$34,708	$30,330
Reserves and allowances	5,722	5,613

Net deferred tax assets before valuation allowance	40,430	35,943
Less - valuation allowance	(33,744)	(31,593)

Deferred tax asset	$6,686	$4,350

Deferred tax liability	$(389)	$(305)

Deferred tax asset:
Domestic	5,013	3,342
Foreign	1,673	1,008

	$6,686	$4,350

Deferred tax liability:
Foreign	$(389)	$(305)

*)
During the year ended December 31, 2018, the Company recorded a correction of a prior-period balance related to its U.S. subsidiary, which increased the net deferred tax assets at December 31, 2017 by $
1,527
, with a corresponding increase to the valuation allowance in the same amount, with a zero net impact on deferred tax asset.

g.	Reconciliation of the theoretical tax expenses:

A reconciliation between the theoretical tax expense, assuming all income is taxed at the Israeli statutory corporate tax rate applicable to the income of the Company, and the actual tax expense (benefit) as reported in the statement of operations is as follows:

	Year Ended December 31,
	2016	2017	2018

Income before taxes, as reported in the consolidated statements of operations	$7,594	$9,640	$16,587

Israeli statutory corporate tax rate	25.0%	24.0%	23.0%

Theoretical tax expense on the above amount at the Israeli statutory corporate tax rate	$1,898	$2,314	$3,815
Income tax at rate other than the Israeli statutory corporate tax rate	(749)	33	458
Non-deductible expenses, including share-based compensation expenses	744	629	384
Losses for which valuation allowance was provided (utilized)	(13,334)	2,692	(2,874)
Changes in exchange rates of subsidiaries	1,961	(1,717)	1,388
Impact of rate change	679	943	-
Unrecognized tax benefits	-	-	(386)
Impact of TCJA	-	396	271
Other	157	320	38

Actual tax expense (benefit)	$(8,644)	$5,610	$3,094

h.	Unrecognized tax benefits:

The Company's unrecognized tax benefits as of December 31, 2017 and 2018 are $158 and $0, respectively.

The Company recognized interest and penalties related to unrecognized tax benefits in tax expenses in the amount of $9 and $10 for the years ended December 31, 2016 and 2017, respectively. The liability for unrecognized tax benefits does not include the liability recorded for accrued interest and penalties of $238 and $0 as of December 31, 2017 and 2018, respectively.

i.	Tax assessments:

The Company has received a final tax assessment through the tax year 2015.

The Company is currently undergoing an income tax audit for the 2016-2017 tax years. The audit is in its early stage.